BLACKROCK FUNDSSM

BlackRock Multi-Manager Alternative Strategies Fund

(the “Fund”)

Supplement dated May 21, 2015 to the Summary Prospectus, Prospectus and

Statement of Additional Information of the Fund, each dated December 29, 2014

One of the Fund’s sub-advisers, Independence Capital Asset Partners, LLC (“ICAP”), has notified BlackRock Advisors, LLC, the Fund’s investment adviser (“BlackRock”), that it has determined to no longer provide investment advisory services to clients with respect to the investment strategy provided to the Fund. As a result, pursuant to the terms of the sub-advisory agreement between BlackRock and ICAP, the sub-advisory agreement will be terminated effective May 27, 2015. ICAP is currently one of the Fund’s sub-advisers that employs a fundamental long/short strategy as its principal strategy. The Fund’s assets managed by ICAP will be re-allocated by BlackRock to the Fund’s other unaffiliated sub-advisers and to mutual funds affiliated with BlackRock.

In connection with the termination of the sub-advisory agreement, effective May 27, 2015, all references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to ICAP are hereby deleted in their entirety.

Shareholders should retain this Supplement for future reference.

PRSAI-MMAS-0515SUP